SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                   FORM 8-K/A

                               Amendment No. 1 to
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 23, 2002
                                  -------------

                               HOST FUNDING, INC.
               (Exact Name of Registrant as Specified in Charter)



          Maryland                   001-14280                   52-1907962
        ------------               -------------               --------------
(State or Other Jurisdiction     (Commission File            (IRS Employer
 of Incorporation)                 Number)                   Identification No.)



1640 School Street, Suite 100, Moraga, California           94556
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(Address of Principal Executive Offices)                   (Zip Code)



        Registrant's telephone number, including area code (925) 631-7929
                                                           --------------


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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.        Changes in Registrant's Certifying Accountant

On May 23, 2002, the Registrant dismissed Merdinger, Fruchter, Rosen and Corso, P.C., the independent accountant previously engaged as the principal accountant to audit the Registrant's financial statements. The engagement was terminated with the approval of the Registrant's board of directors upon the recommendation of the audit committee of the board. The engagement was terminated because the Registrant does not have sufficient funds to pay the anticipated cost of an audit.

Merdinger, Fruchter, Rosen and Corso, P.C. did not reissue their report related to the audit of the Registrant's financial statements for the fiscal years ending December 31, 2000 and 1999 included in the Registrant's annual report on Form 10-K for the fiscal year ended December 31, 2001, nor did Merdinger, Fruchter, Rosen and Corso, P.C. issue an opinion on the Registrant's financial statements for the Registrant's fiscal year ended December 31, 2001.

Merdinger, Fruchter, Rosen and Corso, P.C.'s report on the financial statements of the Registrant for the year ended December 31, 2000 was qualified based on uncertainty as to whether the Registrant would continue as a going concern. Except as stated in the foregoing sentence, the accountant's report did not contain an adverse opinion or disclaimer of opinion, or was it qualified or modified as to audit scope or accounting principles. During the Registrant's two prior fiscal years and the subsequent interim period up to and including the date of dismissal, there have been no disagreements between the Registrant and Merdinger, Fruchter, Rosen and Corso, P.C. on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, nor have there been any reportable events as defined under Item 304(a)(1)(v) of Regulation S-K during such period.


ITEM 7.        Financial Statements and Exhibits

(c)      Exhibits

         (16)     Letter regarding changes in certifying accountant *

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         *To be filed by amendment



                                      SIGNATURES

Dated: June 26, 2002                 HOST FUNDING, INC.


                                     /s/ C. E. Patterson
                                     ----------------------------------
                                     By: C. E. Patterson
                                     Its: President and Chief Executive Officer


                                     /s/ Glen Fuller
                                     ----------------------------------
                                     By: Glen Fuller
                                     Its: Chief Financial and Accounting Officer